UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 8, 2026

Benchmark 2026-V22 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002126766)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

German American Capital Corporation

(Central Index Key number: 0001541294)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

(Exact name of sponsors as specified in their charters)

Delaware	333-286596-04	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

388 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-5343

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K, with a reporting date of May 8, 2026 (the “May 8, 2026 Form 8-K”), filed with the Securities and Exchange Commission (the “Commission”) on May 12, 2026 under SEC Accession No. 0001539497-26-001396, with respect to the Benchmark 2026-V22 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2026-V22 (the “Certificates”), as and to the extent described below. The purpose of this amendment is to: (a) replace the version of the Pooling and Servicing Agreement previously filed as Exhibit 4.1 to the May 8, 2026 Form 8-K with the updated version of the Pooling and Servicing Agreement attached to this Form 8-K/A as Exhibit 4.1, which contains (i) an address for notices to Goldman Sachs Bank USA, (ii) common codes for the Class X-D, Class D and Class E Certificates, and (iii) other corrective, clerical and/or minor revisions to the previously filed version; and (b) replace the MTN 2026-LPFX TSA previously filed as Exhibit 4.2 to the May 8, 2026 Form 8-K with the MTN 2026-LPFX TSA attached to this Form 8-K/A as Exhibit 4.2, which contains revisions made subsequent to the filing of the May 8, 2026 Form 8-K. Effective upon the filing of this Form 8-K/A, Exhibits 4.1 and 4.2 of the May 8, 2026 Form 8-K are replaced and superseded in their entirety by Exhibits 4.1 and 4.2, respectively, to this Form 8-K/A. Capitalized terms used but not defined herein shall have the meanings assigned to them in the May 8, 2026 Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement, dated as of May 1, 2026, among Citigroup Commercial Mortgage Securities Inc., as Depositor, Trimont LLC, as Master Servicer, LNR Partners, LLC, as Special Servicer, BellOak, LLC, as Operating Advisor and as Asset Representations Reviewer, Citibank, N.A., as Certificate Administrator, and Wilmington Savings Fund Society, FSB, as Trustee

Exhibit 4.2	Trust and Servicing Agreement, dated as of May 13, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, BSP Special Servicer, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 26, 2026	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Richard Simpson
		Name:	Richard Simpson
		Title:	President

Benchmark 2026-V22 – Form 8-K/A